SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Date of Report
              (Date of earliest event reported) - October 20, 1995


                                  HUBCO, INC.
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
                 (State or Other Jurisdiction of Incorporation)

             1-10699                                   22-2405746
     (Commission File Number)               (IRS Employer Identification No.)


               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
                    (Address of Principal Executive Offices)

                                 (201) 236-2200
                        (Registrant's Telephone Number)

Item 5 - Other Events

     On October 20, 1995 HUBCO, Inc. ("HUBCO") restated its financial statements in order to reflect the effect of recent acquisitions accounted for as poolings of interest. HUBCO's restated balance sheets at December 31, 1994 and 1993 and restated statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 1994 are included as an exhibit to this Current Report on Form 8-K.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

    27   Restated Financial Data Schedule, Annual Report for 12/31/94

    99   Consolidated Financial Statements of HUBCO, Inc.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, HUBCO, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HUBCO, INC.



Dated: October 20, 1995                      By: KENNETH T. NEILSON
                                                 ---------------------------
                                                 Kenneth T. Neilson
                                                 President and
                                                 Chief Executive Officer